Payables to Vessel Owners	12 Months Ended
Dec. 31, 2024
Payables to Vessel Owners [Abstract]
Payables to Vessel Owners
5.
Payables to vessel owners

Payables to vessel owners include amounts related to commercial management services.

The Company has entered into commercial management agreements for certain vessels. Under the terms of these agreements, the Company collects freight and other revenues and pays voyage expenses on behalf of the vessel owning subsidiaries. Outstanding payable balances are recorded in accounts payable to vessel owners.

Payables to vessel owners as of December 31, 2024 and 2023 consist of the following:

	December 31,
	2024	2023
Payables to non-pool vessels	5,085,232	4,907,672
Total	5,085,232	4,907,672